PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET	12 Months Ended
Dec. 31, 2025
Prepaid Expenses And Other Current Assets Net
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

6. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, net consisted of the following:

	As of December 31,
	2024	2025
Loans to a third party (1)	$500,986	$-
Deductible input VAT	137,647	72,719
Prepaid expense	19,179	11,394
Advance to suppliers	4,856	3,020
Others	209	210
Total	$662,877	$87,343

(1)	The balance as of December 31, 2024 mainly represented the interest-free loan that MKD lent to a shareholder who held less than 5% of the Company’s ordinary shares on December 10, 2024. On February 18, 2025, the Company had collected total amounts from the shareholder.

MKDWELL TECH INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(In U.S. dollars, except share and per share data)